UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2004



                          AMERICAN FIRE RETARDANT CORP.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

       000-26261                                          88-0386245
(Commission File Number)                       (IRS Employer Identification No.)


9316 WHEATLANDS ROAD, SUITE C, SANTEE, CALIFORNIA                   92071
        (principal executive offices)                            (Zip Code)


                                 (619) 258-3640
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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THIS  CURRENT  REPORT  ON  FORM  8-K CONTAINS STATEMENTS REGARDING THE COMPANY'S
INTENTION, BELIEFS, EXPECTATIONS, OR PREDICTIONS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS AND STATEMENTS OF EXPECTATIONS, PLANS AND INTENT ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS IN THE FUTURE COULD DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, AS A RESULT, AMONG OTHER THINGS, OF CHANGES IN TECHNOLOGY, CUSTOMER REQUIREMENTS AND NEEDS. WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY REVISIONS TO THESE
FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT ANY FUTURE EVENTS OR CIRCUMSTANCES.

ITEM 2.02     COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     Effective October 20, 2004, American Fire Retardant Corp. (the "Registrant") entered into a stock purchase agreement with Alfred M. Bayer and Darlene Bayer to purchase all of the issued and outstanding shares of Alchemco, Inc., a California corporation ("Alchemco") (the "Acquisition"). The stock purchase agreement is attached as an exhibit to this Current Report. The Registrant anticipates that the Acquisition will enhance its customer base and product offerings.

     The total consideration paid by the Registrant for the all of the issued and outstanding shares of Alchemco consisted of $250,000.00 in cash and a promissory note in the principal amount of $2,953,056.47 (the "Promissory Note"), also attached as an exhibit to this Current Report. The Promissory Note is secured by the shares of Alchemco common stock, purchased by the Registrant in the Acquisition, pursuant to a stock pledge agreement, also attached as an exhibit to this Current Report.

     The amount of consideration for all of the issued and outstanding shares of Alchemco pursuant to the agreement was determined following negotiations between the Registrant, Alfred M. Bayer and Darlene Bayer and is set forth in the stock purchase agreement executed between the Registrant, Alfred M. Bayer, Darlene Bayer and Alchemco.

     As a result of the Acquisition, Alchemco became a wholly-owned subsidiary of the Registrant.

     The Registrant's board of directors determined that the terms of the Acquisition are reasonable. The Registrant's board did not seek a third party fairness opinion or any valuation or appraisal of the terms of the transaction. Thus, the Registrant's stockholders will not have the benefit of a third party opinion that the terms of the stock purchase agreement were fair from a financial point of view.

ITEM 9.01.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  statements  of  business  acquired.

     It is not practicable to file the required historical financial statements of Alchemco, Inc. at this time. Accordingly, pursuant to Item 7(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (b)     Pro  forma  financial  information.

     It is not practicable to file the required historical financial statements of Alchemco, Inc. at this time. Accordingly, pursuant to Item 7(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.


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     (c)     Exhibits.
             --------

     The following exhibits are filed herewith:

EXHIBIT NO.                                IDENTIFICATION OF EXHIBIT
-----------                                -------------------------
    2.1      Stock Purchase Agreement between the Registrant, Alfred M. Bayer, Darlene Bayer and Alchemco, Inc.

    2.2      Promissory Note with the Registrant as Payor and Alfred M. Bayer and Darlene
             Bayer as Holders.

    2.3      Stock Pledge Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 25, 2004               AMERICAN FIRE RETARDANT CORP.


                                      By /s/ Stephen F. Owens
                                         ---------------------------------------
                                         Stephen F. Owens, President


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